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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       May 29, 2003
                                                --------------------------------

                                XeTel Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-27482                  74-2310781
----------------------------    ---------------     ----------------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


           9600 Great Hills, Suite 150W
                 Austin, TX                                     78759
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (512) 637-1078
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 3.  Bankruptcy or Receivership.

On October 21, 2002, XeTel Corporation (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of Texas, Austin division (the "Bankruptcy Court") (Case No. 02-14222).

On May 19, 2003, the Bankruptcy Court confirmed the First Amended Plan of Liquidation, Proposed by XeTel Corporation and the Official Committee of Unsecured Creditors under Chapter 11, Title 11, of the United States Code (the "Plan"), as modified by the First Modification to First Amended Plan of Liquidation For XeTel Corporation (the "First Modification"). The Bankruptcy Court entered the Order Confirming First Amended Plan of Liquidation for XeTel Corporation, as Modified, under Chapter 11, Title 11, United States Code (the "Order") on May 29, 2003; the Order became effective on June 9, 2003.

In summary, the Plan and the First Modification contemplate that administrative claimants will be paid in full, unsecured creditors will receive all remaining assets, and equity interest holders will receive nothing on account of their ownership interests.

The Plan was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, dated April 14, 2003, and is incorporated herein by this reference. The First Modification and the Order are filed as Exhibits 99.1 and 99.2 to this report and are incorporated herein by this reference.

Certain of the assets and liabilities of the Company as of April 30, 2003 are included in the Monthly Report discussed below. The Company is pursuing certain gain contingencies through litigation that are not included in the Monthly Report. In addition, the Company rejected certain real property and equipment leases in the bankruptcy proceedings. The lessors under the rejected leases have filed claims for damages due to the Company's termination of the leases. The Company is in the process of evaluating the claim amounts for these rejected lease claims and has not reflected the totality of all claims in the Monthly Report. Additionally, certain other parties have filed claims against the Company for unpaid obligations incurred by the Company. The Company is evaluating certain of these claim amounts and has not reflected the totality of these claims in the Monthly Report.

Item 5.  Other Matters.

On November 20, 2002, XeTel Corporation (the "Company") announced in a Current Report on Form 8-K that it would adopt modified reporting to the Securities and Exchange Commission in light of (i) its intention to liquidate, (ii) its limited capital and manpower resources, (iii) its inability to continue filing such reports without unreasonable effort and expense, (iv) its belief that modified reports will provide adequate information to interested parties and (v) other factors. The Company announced that it intends to file, under cover of a Current Report on Form 8-K, copies of the monthly operating reports required to be filed with United States Trustee ("U.S. Trustee") and the Bankruptcy Court in lieu of continuing to file Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q under Section 13(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Company will file these reports on Form 8-K within 15 calendar days of the date the monthly operating report is filed with the U.S. Trustee and the Bankruptcy Court.

On June 3, 2003, the Company submitted to the U. S. Trustee and the Bankruptcy Court its Chapter 11 monthly operating report for month ended April 30, 2003

(the "Monthly Report"). The Monthly Report is filed as Exhibit 99.3 to this report and incorporated herein by this reference.

As a result of the Company's filing for bankruptcy and its continuing liquidation, the Company has adopted modified financial reporting principles and no longer prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Further, the Company's financial statements, and the schedules thereto, included in the Monthly Report have not been prepared on a liquidation basis as required by GAAP. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules.

The Company cautions readers not to place undue reliance upon the information contained in the Monthly Report. The Monthly Report contains information that has not been audited or reviewed by independent accountants, and is in a format prescribed by the applicable bankruptcy laws that does not correspond to GAAP. The information contained in the Monthly Report may be subject to future adjustment or reconciliation. The Monthly Report also contains information for periods that are shorter or otherwise different from those contained in standard reports filed pursuant to the Exchange Act. The information set forth in the Monthly Report should not be viewed as representative of the Company's overall financial condition or results of operations for the period presented, or the Company's operating results for future periods.

This Current Report on Form 8-K and the Monthly Report may include forward-looking statements subject to various assumptions regarding the Company's anticipated liquidation or anticipated distributions that may not be realized and are subject to significant business, judicial, economic and competitive uncertainties and potential contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized. Actual results may differ materially from the results contemplated in any forward-looking statement and the Company undertakes no obligation to update or revise any such statement or Monthly Report.

The results of the Company's liquidation and related distributions and the Company's liquidity and capital resources are subject to a number of risks and uncertainties including, but not limited to, the following: matters affecting the timing and amounts of anticipated distributions to creditors; the ability of the Company to maximize asset value and control expenses; and potential adverse developments with respect to the Company's activities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a) Financial statements of the business acquired. Not applicable.

     (b) Pro forma financial information. Not applicable.

     (c) Exhibits.
         --------

Exhibit No.     Description
-----------     -----------

99.1            First Modification to First Amended Plan of Liquidation For
                XeTel Corporation

99.2 Order Confirming First Amended Plan of Liquidation for XeTel Corporation, as Modified, under Chapter 11, Title 11, United States Code

99.3 Chapter 11 Monthly Operating Report for the month ended April 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   XeTel Corporation
                                        ----------------------------------------
                                                      (Registrant)

        June 9, 2003                             /s/ Angelo DeCaro, Jr.
--------------------------------        ----------------------------------------
            Date                                   Angelo DeCaro, Jr.
                                          President and Chief Executive Officer